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                                                                   EXHIBIT 10.17


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "First Amendment") is executed as of the 11th day of September, 2000, by and among HWG LLC, a Delaware limited liability company ("Borrower"), The Hallwood Group Incorporated, a Delaware corporation ("Parent"), First Bank Texas, N.A., as Administrative Agent ("Administrative Agent") and the financial institutions parties hereto as Lenders (individually a "Lender" and collectively "Lenders").

                                  WITNESSETH:

         WHEREAS, Borrower, Parent, Administrative Agent and Lenders are parties to that certain Credit Agreement dated as of December 21, 1999 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, Lenders have made the Term Loan to Borrower;

                  WHEREAS, Borrower and Parent have requested that Lenders (a) amend certain terms of the Credit Agreement in certain respects, and (b) waive certain defaults of Borrower thereunder; and

         WHEREAS, subject to the terms and conditions herein contained, Lenders have agreed to Borrower's and Parent's request.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Parent, Administrative Agent and each Lender hereby agree as follows:

         Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended, effective as of September 11, 2000, in the manner provided in this Section 1.

         1.1. Amendment to Definitions. The definitions of "EBITDA" and "Net Cash Flow" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

                  "EBITDA" shall mean, as to any Person, for any period, without duplication, an amount equal to net income determined in accordance with GAAP (provided, that, for purposes of determining net income to derive Net Cash Flow for any period, leasing commissions shall be included in such determination when such commissions are actually received by such Person), plus, to the extent deducted from net income, Interest Expense, depreciation, other non-cash


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         expenses, and income tax expenses; provided, that, extraordinary gains or losses for any such period, including, but not limited to, gains or losses on the disposition of assets shall not be included in EBITDA.

                  "Net Cash Flow" shall mean, as to any Person for any period, without duplication, an amount equal to (a) EBITDA for such period, minus (b) for each such period, the sum of (1) scheduled principal and interest payments with respect to all Hotel Mortgage Indebtedness, (2) dividends actually made by Parent during such period with respect to its Series B Preferred Stock, (3) required or scheduled deferred purchase payments actually made by Parent during such period pursuant to the terms of the Shareholder Agreement, and (4) actual Capital Expenditures for such period for the maintenance of any fixed or capital asset, plus (c) dividends actually received by Parent and/or HEPGP from HECO during such period with respect to HECO's preferred and common stock, plus (d) distributions actually received by the Borrower from HRY during such period with respect to HRY's limited partnership units and general partnership interests, plus (e) all cash proceeds of loans made to such Person by a shareholder of Parent (or an Affiliate of such shareholder) if all repayments of principal and interest with respect to such loans are subordinated to the prior payment in full of all Lender Indebtedness on terms acceptable to the Administrative Agent and Lenders in their sole discretion.

         Section 2. Waiver of Default. Each Lender hereby waives compliance by Borrower with Section 7.1(b) of the Credit Agreement with respect to, but only with respect to, the Fiscal Quarter ending on June 30, 2000. The waiver contained herein is limited solely to Section 7.1(b) of the Credit Agreement and solely with respect to the Fiscal Quarter ending June 30, 2000. Nothing contained herein shall be construed as a waiver of any other provision of the Credit Agreement or any other Financing Document, and nothing contained herein shall obligate any Lender to grant any subsequent waiver under any other provision of the Credit Agreement or any other Financing Document.

         Section 3. Effectiveness of Amendment. This First Amendment shall be effective automatically and without necessity of any further action by Administrative Agent, Borrower, Parent or any Lender when counterparts hereof have been executed by Administrative Agent, Borrower, Parent and Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

         Section 4. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this First Amendment, Borrower and Parent hereby represent and warrant to Administrative Agent and each Lender that:

         4.1. Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Financing Documents are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).


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         4.2. Absence of Defaults. Neither a Default nor an Event of Default has
occurred which is continuing or which has not otherwise been waived by Lenders.

         4.3. No Defenses. No Credit Party has any defenses to payment, counterclaims or rights of set-off with respect to the Lender Indebtedness on the date hereof.

         Section 5. Miscellaneous.

         5.1. Reaffirmation of Financing Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Lender Indebtedness until the Lender Indebtedness has been paid in full, and Borrower and Parent hereby agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness, the Liens securing payment and performance thereof and/or the Facility Guaranty executed and delivered by Parent in connection with the Credit Agreement.

         5.2. Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3. Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until this First Amendment has been executed by Borrower, Parent, Administrative Agent and Required Lenders at which time this First Amendment shall be binding on, enforceable against, and inure to the benefit of, Borrower, Parent, Administrative Agent and all Lenders. Facsimiles shall be effective as originals.

         5.4. COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.5. Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

         5.6. Expenses. Borrower and Parent jointly and severally agree to promptly pay all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.


                           [Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

                                     BORROWER:

                                     HWG LLC

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     PARENT:

                                     THE HALLWOOD GROUP INCORPORATED

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     ADMINISTRATIVE AGENT AND LENDERS:

                                     FIRST BANK TEXAS, N.A.,
                                     individually and as Administrative Agent

                                     By:
                                        -------------------------------------
                                        Alan Cott,
                                        Senior Vice President


                                     WALHALLA STATE BANK


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                [Signature Page]


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                                     FIRST INTERNATIONAL BANK & TRUST


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     BREMER BUSINESS FINANCE CORPORATION

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     MIDSTATES BANK, N.A.


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     HERITAGE NATIONAL BANK


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     FIRST NATIONAL BANK OF DEERWOOD


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

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                                     ROSEMOUNT NATIONAL BANK


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     SAND RIDGE BANK


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     FIRST NATIONAL BANK & TRUST CO. OF
                                     WILLISTON


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     BREMER BANK, NATIONAL ASSOCIATION
                                     (Grand Forks, N.D. Branch)

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------



                                     SECURITY STATE BANK


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


                                     BREMER BANK, NATIONAL ASSOCIATION
                                     (Marshall, Minnesota Branch)


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------


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